UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2015

CHINA HOUSING & LAND DEVELOPMENT, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-51429	20-1334845
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Identification Number

1008 Liuxue Road, Baqiao District

Xi’an, Shaanxi Province

China 710038

(Address of principal executive offices) (zip code)

86-29-83328813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 30, 2015, China Housing & Land Development, Inc. (the “Company”) sent an inquiry letter to Xi’an Baqiao New Development Zone Management Council (the “Management Council”) to seek confirmation of the land use right covering the 29.7 acres (net) of land at Textile City over which the Company entered into a preliminary contract with the Management Council in December 2010 (the “Textile City Land”). On May 18, 2015, the Company received a response letter from the Management Council indicating that the land use right covering the Textile City Land has been rezoned from residential & commercial purposes (as was provided in the December 2010 contract) to cultural, entertainment & commercial purposes (the “Rezoning”).

The Rezoning is expected to have a negative impact on the Company’s ability to build and develop homes in the near term, as well as the Company’s financial performance and previously disclosed projections given that: (1) it prohibits the Company from developing the Textile City Land for residential purposes; and (ii) the Company lacks experience in cultural, entertainment and commercial land development. Following receipt of the letter, the Company’s board engaged a third party consulting firm to analyze the feasibility of utilizing the Textile City Land under the applicable terms of the Rezoning and to further assess the economic impact of the Rezoning on the Company in light of the Company’s general lack of experience in cultural, entertainment and commercial land development projects. There can be no assurance that the Company will be able to acquire the land use right of the Textile City Land following the Rezoning. Nor can there be any assurance that the Company will be able to acquire rights to develop new properties in the future of a sufficient scale and within a reasonable time-frame in order to offset the impact of the Rezoning.

Safe Harbor Statement

This Form 8-K disclosure may contain forward-looking information about China Housing & Land Development, Inc. which is covered under the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as believe, expect, may, will, should, project, plan, seek, intend, or anticipate or the negative thereof or comparable terminology, and include discussions of strategy, and statements about industry trends and China Housing & Land Development’s future performance, operations, and products.

Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Actual performance results may vary significantly from expectations and projections. Further information regarding this and other risk factors are contained in China Housing’s other public filings with the U.S. Securities and Exchange Commission. All information provided in this Form 8-K and in any attachments are as of the date of the Form 8-K, and the companies do not undertake any obligation to update any forward-looking statement as a result of new information, future events or otherwise, except as required under law.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HOUSING & LAND DEVELOPMENT, INC.

Dated: May 22, 2015	By:	/s/ Pingji Lu
Name: Pingji Lu
Title: Chief Executive Officer